UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

NF ENERGY SAVING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50155	02-0563302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Qingnian Avenue, Heping District
Shenyang, P.R. China	110015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (011-8624) 8563-1159

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 19, 2014, NF Energy Saving Corporation (the “Company”) announced that Liaoning Nengfa Weiye Energy Technology Ltd. (“Nengfa”), a 100% owned subsidiary of the Company, had recently signed a $1.08 million contract with Shandong Luneng International Trading Co. to supply its valve products to the 2 x 1000 MW ultra super critical coal fired power generation project at the Lixin Power Plant of the State Investment Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF ENERGY SAVING CORPORATION

Date: June 19, 2014	By:	/s/ Gang Li
Gang Li,
President and Chief Executive Officer